UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2022

Zendesk, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36456	26-4411091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

989 Market Street
San Francisco, California 94103
(Address of principal executive offices)
(Zip Code)

(415) 418-7506
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On November 22, 2022 (the “Closing Date”), the investor group led by Hellman & Friedman LLC and Permira Advisers LLC completed the acquisition of Zendesk, Inc., a Delaware corporation (“Zendesk”), pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of June 24, 2022 (the “Merger Agreement”), by and among Zendesk, Zoro BidCo, Inc., a Delaware corporation (“Parent”), and Zoro Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into Zendesk (the “Merger”), with Zendesk surviving the Merger as the surviving corporation and a wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), subject to the terms and conditions of the Merger Agreement, each share of common stock, par value $0.01 per share, of Zendesk (the “Zendesk Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (i) certain shares of Zendesk Common Stock that are issued and outstanding and owned, directly or indirectly, by Parent or its subsidiaries, including Merger Sub, or held by Zendesk or its wholly owned subsidiaries, in each case immediately prior to the Effective Time, (ii) shares of Zendesk Common Stock that are issued and outstanding immediately prior to the Effective Time and that are held by holders who have not voted in favor of the adoption of the Merger Agreement and who have properly exercised appraisal rights in accordance with, and who have complied with, Section 262 of the General Corporation Law of the State of Delaware and (iii) shares of Zendesk Common Stock underlying or comprising unexercised, unvested or unsettled Zendesk Stock Options and Zendesk RSU Awards (in each case, as defined below)) was converted into the right to receive $77.50 in cash, without interest (the “Merger Consideration”), subject to any required tax withholding as provided in the Merger Agreement.

Pursuant to the Merger Agreement, as of the Effective Time, each restricted stock unit award (each, a “Zendesk RSU Award”) and option to purchase shares of Zendesk Common Stock under the Zendesk stock plans (each, a “Zendesk Stock Option”) that was vested as of immediately prior to the Effective Time (assuming achievement of performance goals for performance-based Zendesk RSU Award using the same formula provided for in the applicable award agreement) was converted into the right to receive an amount in cash equal to the product of (x) the total number of shares of Zendesk Common Stock subject to such award and (y) the Merger Consideration (and for Zendesk Stock Options, less the per share exercise price) (the “Cash Amount”), less any required tax withholding and deductions. Zendesk Stock Options with per share exercise prices that were equal to or greater than the Merger Consideration were cancelled for no consideration. Each unvested Zendesk Stock Option that was in-the-money and each unvested Zendesk RSU Award was cancelled and converted into a cash award for the Cash Amount (assuming achievement of performance goals for performance-based RSU Awards using the same formula provided for in the applicable award agreement), with such cash awards being subject to the same time-vesting terms and conditions that applied to the associated award, as applicable (except for performance-based vesting conditions), immediately prior to the Effective Time.

Item 1.01	Entry into a Material Definitive Agreement.

0.25% Convertible Senior Notes due 2023

On the Closing Date, Zendesk and Wilmington Trust, National Association, as trustee (the “2023 Notes Trustee”), entered into the First Supplemental Indenture, dated as of the Closing Date (the “2023 Notes First Supplemental Indenture”), to the indenture, dated as of March 28, 2018 (the “2023 Notes Base Indenture” and, together with the 2023 Notes First Supplemental Indenture, the “2023 Notes Indenture”), by and between Zendesk and the 2023 Notes Trustee, relating to Zendesk’s 0.25% Convertible Senior Notes due 2023 (the “2023 Convertible Notes”).

The 2023 Notes First Supplemental Indenture provides that, from and after the Effective Time, the right to convert each $1,000 principal amount of the 2023 Convertible Notes based on a number of shares of Zendesk Common Stock equal to the Conversion Rate (as defined in the 2023 Notes Indenture) in effect immediately prior to the Merger will be changed into a right to convert such principal amount of 2023 Convertible Notes into $77.50 in cash in respect of each share of Zendesk Common Stock into which the 2023 Convertible Notes would otherwise be convertible (subject to adjustment pursuant to Section 14.03 of the 2023 Notes Indenture for conversions in connection with a Make-Whole Fundamental Change (as defined in the 2023 Notes Indenture)).

The foregoing descriptions of the 2023 Notes First Supplemental Indenture and the transactions contemplated thereby are subject to and qualified in their entirety by reference to the full text of the 2023 Notes First Supplemental Indenture, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

0.625% Convertible Senior Notes due 2025

On the Closing Date, the Zendesk and Wilmington Trust, National Association, as trustee (the “2025 Notes Trustee”), entered into the First Supplemental Indenture, dated as of the Closing Date (the “2025 Notes First Supplemental Indenture”), to the indenture, dated as of June 16, 2020 (the “2025 Notes Base Indenture” and, together with the 2025 Notes First Supplemental Indenture, the “2025 Notes Indenture”), by and between Zendesk and the 2025 Notes Trustee, relating to Zendesk’s 0.625% Convertible Senior Notes due 2025 (the “2025 Convertible Notes” and, together with the 2023 Convertible Notes, the “Convertible Notes”). The 2023 Notes Indenture and the 2025 Notes Indenture are collectively referred to as the “Indentures”).

The 2025 Notes First Supplemental Indenture provides that, from and after the Effective Time, the right to convert each $1,000 principal amount of the 2025 Convertible Notes based on a number of shares of Zendesk Common Stock equal to the Conversion Rate (as defined in the 2025 Notes Indenture) in effect immediately prior to the Merger will be changed into a right to convert such principal amount of 2025 Convertible Notes into $77.50 in cash in respect of each share of Zendesk Common Stock into which the 2025 Convertible Notes would otherwise be convertible (subject to adjustment pursuant to Section 14.03 of the 2025 Notes Indenture for conversions in connection with a Make-Whole Fundamental Change (as defined in the 2025 Notes Indenture)).

The foregoing descriptions of the 2025 Notes First Supplemental Indenture and the transactions contemplated thereby are subject to and qualified in their entirety by reference to the full text of the 2025 Notes First Supplemental Indenture, which is filed as Exhibit 4.2 hereto and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

Termination of Capped Call Transactions

On March 15, 2018, in connection with the issuance of the 2023 Convertible Notes, and on June 11, 2020 and June 12, 2020, in connection with the issuance of the 2025 Convertible Notes, Zendesk entered into capped call transactions (the “Capped Call Transactions”) with certain financial institutions (each a “Capped Call Counterparty”).

In connection with the Merger, Zendesk entered into a termination agreement with each Capped Call Counterparty pursuant to which the Capped Call Transactions with such Capped Call Counterparty will terminate in exchange for a cash payment from such Capped Call Counterparty.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The description contained under the Introductory Note above is hereby incorporated by reference into this Item 2.01.

The description of the effects of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to Zendesk’s Form 8-K, filed with the Securities and Exchange Commission (the “Commission”) on June 24, 2022 and which is incorporated herein by reference.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The description contained under the Introductory Note above and in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in its entirety into this Item 2.04.

The consummation of the Merger constitutes a Fundamental Change and a Make-Whole Fundamental Change (each as defined in the Indentures) under each Indenture. The effective date of each such Fundamental Change and Make-Whole Fundamental Change is November 22, 2022, which is the date of the consummation of the Merger. Accordingly, following the Merger, each holder of the Convertible Notes has the right to (i) convert its Convertible Notes into $77.50 in cash in respect of each share of the Zendesk Common Stock into which the Convertible Notes would have otherwise been convertible or (ii) require that Zendesk repurchase such holder’s Convertible Notes for cash at a repurchase price equal to the principal amount of such Convertible Notes plus accrued and unpaid interest thereon to, but excluding, January 13, 2023, which is the Fundamental Change Repurchase Date. In addition, as a result of the Make-Whole Fundamental Change, holders of the Convertible Notes who convert their Convertible Notes at any time on or after the effective date of the Merger, and on or prior to the close of business on the business day immediately prior to the Fundamental Change Repurchase Date, shall be entitled to convert their Convertible Notes at a conversion rate entitling such holders to receive, upon conversion, $1,247.874 per $1,000 principal amount of 2023 Convertible Notes and $712.566 per $1,000 principal amount of 2025 Convertible Notes.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The descriptions contained under the Introductory Note, Item 2.01, Item 3.03, Item 5.01 and Item 5.03 of this Current Report on Form 8-K are incorporated by reference into this Item 3.01.

In connection with the consummation of the Merger, on November 22, 2022, Zendesk notified the New York Stock Exchange (the “NYSE”) that the Merger had closed and requested that the NYSE (1) suspend trading of Zendesk Common Stock, (2) remove Zendesk Common Stock from listing on the NYSE prior to the open of trading on November 22, 2022, and (3) file with the Commission a notification of delisting of Zendesk Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Zendesk Common Stock will no longer be listed on the NYSE.

Additionally, Zendesk intends to file with the Commission certifications on Form 15 under the Exchange Act requesting the deregistration of Zendesk Common Stock under Section 12(g) of the Exchange Act and the suspension of Zendesk’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

Item 3.03.	Material Modification of Rights of Security Holders.

The descriptions contained under the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K are incorporated by reference into this Item 3.03.

In connection with the Merger and at the Effective Time, holders of Zendesk Common Stock immediately prior to such time ceased to have any rights as stockholders in Zendesk (other than their right to receive the Merger Consideration pursuant to the Merger Agreement).

Item 5.01.	Change in Control of Registrant.

The descriptions contained under the Introductory Note and Item 2.01 of this Current Report on Form 8-K are incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change in control of Zendesk occurred. Pursuant to the Merger Agreement, at the Effective Time, Merger Sub was merged with and into Zendesk, with Zendesk continuing as the surviving corporation and becoming a wholly owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, each of Mikkel Svane, Archana Agrawal, Michael Curtis, Michael Frandsen, Brandon Gayle, Steve Johnson, Hilarie Koplow-McAdams and Ronald Pasek ceased to be members of the board of directors of Zendesk (the “Board”), and any committee thereof, effective as of the Effective Time.

Concurrently with the Effective Time and in accordance with the Merger Agreement and Zendesk’s certificate of incorporation and bylaws, the following directors were appointed to the Board: John Geschke and Shanti Ariker.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The description contained under the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the terms of the Merger Agreement, at the Effective Time, Zendesk’s certificate of incorporation and bylaws were amended and restated in their entirety. The Eighth Amended and Restated Certificate of Incorporation and Third Amended and Restated Bylaws of Zendesk are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On November 22, 2022, Zendesk provided holders of the Convertible Notes with notices of Fundamental Change repurchase right, Merger event, conversion rights and execution of supplemental indenture with respect to each series of the Convertible Notes and the applicable Indentures. Copies of the notices are attached hereto as Exhibits 99.1 and 99.2.

The information included in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, are being furnished and shall not be deemed to be filed for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
2.1†
Agreement and Plan of Merger, dated as of June 24, 2022, by and among Zendesk, Inc., Zoro BidCo, Inc. and Zoro Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to Zendesk’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 24, 2022).

3.1	Eighth Amended and Restated Certificate of Incorporation of Zendesk, Inc.

3.2	Third Amended and Restated Bylaws of Zendesk, Inc.

4.1	First Supplemental Indenture, dated as of November 22, 2022, between Zendesk, Inc. and Wilmington Trust, National Association.

4.2	First Supplemental Indenture, dated as of November 22, 2022, between Zendesk, Inc. and Wilmington Trust, National Association.

99.1
Notice of Fundamental Change Repurchase Right, Merger Event, Conversion Rights and Execution of Supplemental Indenture to Holders of Zendesk’s 0.25% Convertible Senior Notes due 2023, dated November 22, 2022.

99.2
Notice of Fundamental Change Repurchase Right, Merger Event, Conversion Rights and Execution of Supplemental Indenture to Holders of Zendesk’s 0.625% Convertible Senior Notes due 2025, dated November 22, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENDESK, INC.
(Registrant)

Date: November 22, 2022	By:	/s/ Shanti Ariker
Shanti Ariker
General Counsel and Corporate Secretary